UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2011

FAR EAST ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-32455	88-0459590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

363 N. Sam Houston Parkway East, Suite 380, Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (832) 598-0470

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

As previously disclosed, on March 13, 2009, Far East Energy (Bermuda), Ltd. (“FEEB”), a wholly-owned subsidiary of Far East Energy Corporation (the “Company”), issued an Exchangeable Note, $10,000,000 initial principal amount (as amended, the “Exchangeable Note”), to Dart Energy (CBM) International Pte Ltd (formerly Arrow Energy International Pte Ltd) (“Dart Energy”).  The Exchangeable Note bears interest at a rate of 8% per annum and originally matured on March 13, 2011, unless repaid earlier.  On March 10, 2011, Dart Energy and FEEB entered into a letter agreement (the “Extension”) pursuant to which the maturity date of the Exchangeable Note was extended to September 15, 2011.

Dart Energy has the right at any time to exchange the Exchangeable Note in whole or in part for shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an exchange rate of 21,052.63 shares per $10,000 (or $0.475 per share) of principal and interest (the “Exchange Rate”), subject to certain equitable adjustment mechanisms in the event of a sale of the Company, stock split or similar occurrence.  Dart Energy has exercised its right to exchange a total of $6.8 million in principal amount under the Exchangeable Note for 14,315,789 shares of Common Stock in the aggregate as follows:

Date Shares Issued	Principal Amount Exchanged	Shares of Common Stock Issued	Principal and Interest Remaining After Issuance

February 1, 2011	$4,000,000	8,421,053	$7,051,111

February 24, 2011	$2,800,000	5,894,736	$4,283,111

Approximately $4.3 million in principal and accrued interest remain outstanding under the Exchangeable Note.

The shares of Common Stock issued to Dart Energy upon exchange of the Exchangeable Note were exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 506 of Regulation D thereunder (“Rule 506”), which provides an exemption for offers and sales solely to “accredited investors” (as such term is defined in Regulation D under the Securities Act) in compliance with the provisions stated therein.

The description of the terms and conditions of the Exchangeable Note and the Extension set forth herein do not purport to be complete and are qualified in their entirety by the full text of the Exchangeable Note and the Extension filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 16, 2009 and as Exhibit 10.1 to this report, respectively, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 14, 2011, the Company issued a press release regarding the extension of the Exchangeable Note. A copy of the press release is furnished pursuant to Regulation FD as Exhibit 99.1 to this report.

The information contained in Item 7.01 of this report and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Letter agreement dated March 10, 2011 between Far East Energy (Bermuda), Ltd. and Dart Energy (CBM) International Pte Ltd

99.1	Press release dated March 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2011

Far East Energy Corporation

	By:	/s/ Bruce N. Huff
Bruce N. Huff
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

10.1	Letter agreement dated March 10, 2011 between Far East Energy (Bermuda), Ltd. and Dart Energy (CBM) International Pte Ltd

99.1	Press release dated March 14, 2011

DALDMS/692648.2